                           LIMITED POWER OF ATTORNEY

     KNOWN ALL MEN BY THESE PRESENTS, that I, Margery G. Hughes, President and Chief Administrative Officer of Allianz Life Insurance Company of North America (Allianz Life), a corporation duly organized under the laws of Minnesota, do hereby appoint Robert W. MacDonald and Michael T. Westermeyer, each individually as my attorney and agent, for me, and in my name as President and Chief Administrative Officer on behalf of Allianz Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.

       WITNESS my hand and seal this 7th day of October 1999.


WITNESS

/s/   illegible                                    /s/ Margery G. Hughes
___________________________                     _____________________________
                                                     Margery G. Hughes





                       LIMITED POWER OF ATTORNEY

     KNOWN ALL MEN BY THESE PRESENTS, that I, Robert W. MacDonald, Chief Executive Officer and a Director of Allianz Life Insurance Company of North America (Allianz Life), a corporation duly organized under the laws of Minnesota, do hereby appoint Michael T. Westermeyer, as my attorney and agent, for me, and in my name as Chief Executive Officer and a Director of Allianz Life on behalf of Allianz Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.

         WITNESS my hand and seal this 12th day of October 1999.


WITNESS

/s/ Stacey Thiele                                 /s/ Robert W. MacDonald
___________________________                     _____________________________
                                                    Robert W. MacDonald



                       LIMITED POWER OF ATTORNEY

     KNOWN ALL MEN BY THESE PRESENTS, that I, Mark A. Zesbaugh, Senior Vice President and Chief Financial Officer of Allianz Life Insurance Company of North America (Allianz Life), a corporation duly organized under the laws of Minnesota, do hereby appoint Robert W. MacDonald and Michael T. Westermeyer, each individually as my attorney and agent, for me, and in my name as Senior Vice President and Chief Financial Officer of Allianz Life on behalf of Allianz Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.

         WITNESS my hand and seal this 6th day of October 1999.


WITNESS

 /s/ Stacey Thiele                                 /s/ Mark A. Zesbaugh
___________________________                     _____________________________
                                                    Mark A. Zesbaugh